Share Capital	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Share Capital

15. Share Capital

Common shares

As of December 31, 2019, the Company had one class of common shares.

On October 1, 2019, the Company closed a public offering of 7,613,788 Class A common shares, at an offering price of $7.25 per share, for gross proceeds of $55,200. This included the exercise in full by the underwriter of its option to purchase additional shares. The net proceeds, after underwriting discounts and commissions and expenses, amounted to $50,710 and are to be used for general corporate purposes, including the acquisition of containerships or the prepayment of debt.

On March 25, 2019, the Company effected a one-for-eight reverse stock split of the Company’s issued Class A common shares (see note 1). The reverse stock split ratio and the implementation and timing of the reverse stock split were determined by the Company’s Board of Directors, following approval of shareholders at a Special Meeting on March 20, 2019. The reverse stock split did not change the authorized number of shares or par value of the Company’s common shares. As part of the completion of the Poseidon Transaction, the outstanding shares of Class B common shares converted to Class A common shares on a one-for-one basis on January 2, 2019 and were also retrospectively adjusted for the one-for-eight reverse stock split.

On completion of the Poseidon Transaction on November 15, 2018, the Company issued 3,005,603 Class A common shares and 250,000 new Series C Preferred Shares of par value $0.01. Each Series C Preferred Share carries 38.75 votes and are convertible in certain circumstances to a total of 12,955,187 Class A common shares. They are entitled to a dividend only should such a dividend be declared on the Class A common shares. As a part of the completion of the Poseidon Transaction, all outstanding restricted stock units vested on November 15, 2018 and as a result a total of 60,425 Class A common shares were also issued.

Restricted stock units have been granted periodically to the Directors and management, under the Company’s Equity Incentive Plans, as part of their compensation arrangements (see note 16).

Preferred shares

On December 10, 2019, the Company entered into At Market Issuance Sales Agreement with B. Riley FBR under which the Company may, from time to time, issue depositary shares, each of which represents 1/100th of one share of the Company’s 8.75% Series B Cumulative Redeemable Perpetual Preferred Shares (the “Series B Preferred Shares”). In 2019, the Company issued 428 Series B Preferred Shares for net proceeds of $856.

On August 20, 2014, the Company issued 1,400,000 Series B Preferred Shares. The net proceeds from the offering were $33,497. Dividends are payable at 8.75% per annum in arrears on a quarterly basis. At any time after August 20, 2019 (or within 180 days after the occurrence of a fundamental change), the Series B Preferred Shares may be redeemed, at the discretion of the Company, in whole or in part, at a redemption price of $2,500.00 per share (equivalent to $25.00 per depositary share).

These shares are classified as Equity in the Consolidated Balance Sheets. The dividends payable on the Series B Preferred Shares are presented as a reduction of Retained Earnings in the Consolidated Statements of Equity, when and if declared by the Board of Directors. An initial dividend was declared on September 22, 2014 for the third quarter 2014. Subsequent dividends have been declared for all quarters.